Exhibit 10.2

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 1

TO TRANSITION SERVICES AGREEMENT

This Amendment No. 1 (“Amendment No. 1”) to the Agreement (as defined below) is made effective as of August 27, 2024 (the “Effective Date”) by and between BridgeBio Services, Inc., a Delaware corporation (“BBIO”) and TheRas, Inc., a Delaware corporation (“BBOT”). BBIO and BBOT may be referred to herein by name or individually, as a “Party” and collectively, as the “Parties.” Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Agreement (as defined below) to the extent defined therein.

WHEREAS, BBIO and BBOT entered into that certain Transition Services Agreement, dated April 30, 2024 (the “Agreement”); and

WHEREAS, the Parties now wish to amend the Agreement to allow for BBOT third- party expense reimbursement by BBIO, to update the Service Schedule on Exhibit A thereto and to update the BBOT Services on Exhibit B thereto.

NOW, THEREFORE, in consideration of the covenants, conditions and undertakings hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.
Amendments.
1.1
Third-Party Expenses of BBOT. Section 3(d) of the Agreement is hereby amended by adding the following sentence to the end of the Section.

“BBIO shall reimburse BBOT for reasonable, documented pass-through expenses which may include, but not necessarily be limited to, fees or expenses of third-party suppliers or vendors, in each case, incurred by BBOT in performing the services hereunder; provided that such expenses shall be documented with full invoice support and submitted to BBIO for approval in advance (which shall not be unreasonably withheld, conditioned or delayed). Such reimbursement shall occur on a quarterly basis.”

1.2
Amendment to Service Schedule. Exhibit A of the Agreement is deleted in its entirety and replaced with the following new Exhibit A attached hereto.
1.3
Amendment to BBOT Services. Exhibit B of the Agreement is deleted in its entirety and replaced with the following new Exhibit B attached hereto.

Miscellaneous. This Amendment No. 1 together with the Agreement constitute the entire agreement of the Parties with respect to the matters set forth in this Amendment No. 1 and there are no other agreements, commitments or understandings among the Parties with respect to the matters set forth herein. All terms and conditions of the Agreement not expressly amended herein shall remain in full force and effect. The terms and conditions of this Amendment No. 1 shall prevail over any conflicting terms and conditions in the Agreement with regard to the subject matter herein. This Amendment No. 1 shall be construed and enforced in accordance with the laws of California.

[Signature Page Follows]

IN WITNESS WHEREOF, each Party hereto has executed this Agreement as of the date first above written.

BridgeBio Services, Inc.

By: /s/ Neil Kumar

Name: Neil Kumar

Title: CEO

TheRas, Inc.

By: /s/ Eli Wallace

Name: Eli Wallace

Title: CEO

Exhibit A

Form of Service Schedule

Services as of August 27, 2024

[***]

Exhibit B

Individual Milestone Payments

[***]

BBOT Services

[***]